UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On December 4, 2019, The Western Union Company (the “Company”) Board of Directors (the “Board”) appointed Jan Siegmund to the Board to fill a vacancy on the Board that resulted from a director retirement earlier in 2019.  In addition, the Board appointed Mr. Siegmund to the Audit and Compliance Committees of the Board, also effective December 4, 2019.

There is no arrangement or understanding between Mr. Siegmund and any other persons pursuant to which Mr. Siegmund was selected as a director. There are no transactions involving Mr. Siegmund requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Siegmund will receive the standard compensation effective for 2019 received by the Company's current non-employee directors, as discussed in the Company's Proxy Statement dated April 3, 2019, prorated for the time he serves during 2019.

A copy of the press release announcing the appointment of Mr. Siegmund to the Board is attached hereto as Exhibit 99.1.

(c)

Also, on December 4, 2019, the Company announced that Mark T. Hinsey has been appointed Chief Accounting Officer and Controller of the Company, effective March 16, 2020.

Mr. Hinsey, age 49, has served as the Company’s Vice President of Accounting since April 2013, with primary responsibility as controller of the Company’s Consumer Money Transfer business.  From January 2009 to March 2013, Mr. Hinsey served as Vice President Financial Reporting with primary responsibility over the Company’s Securities and Exchange Commission and regulatory reporting functions.  Prior to January 2009, Mr. Hinsey held a variety of progressively responsible positions with the Company.  Prior to joining the Company’s former parent company, First Data Corporation, in September 2002, Mr. Hinsey served as Audit Manager for Ernst & Young, LLP, Denver.  Mr. Hinsey has been licensed as a Certified Public Accountant since 1994.

There is no arrangement or understanding between Mr. Hinsey and any other persons pursuant to which Mr. Hinsey was selected as Chief Accounting Officer and Controller.  There are no transactions involving Mr. Hinsey requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by The Western Union Company on December 4, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2019	THE WESTERN UNION COMPANY
	By:	/s/ DARREN A. DRAGOVICH
	Name:	Darren A. Dragovich
	Title:	Vice President and Assistant Secretary